RULE 497(E) FILE NOS. 33-58004 AND 811-7474

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 15, 1998

                               BOSTON 1784 FUNDS

     On March 14, 1999, BankBoston Corporation and Fleet Financial Group, Inc. entered into an Agreement and Plan of Merger. Under the Agreement and Plan of Merger, BankBoston Corporation will be merged with Fleet Financial Group. BankBoston Corporation is the parent company of BankBoston, N.A., the investment adviser or co-investment adviser for each Boston 1784 Fund. After the merger, BankBoston, N.A. will be a subsidiary of the merged company. The merger is expected to be effective by the last quarter of 1999. Thomas O'Neill will serve as the chief investment officer for the merged company. Mr. O'Neill joined Fleet in 1995 as managing director and chief investment officer of Fleet Investment Advisors, Inc.

                         SUPPLEMENT DATED JUNE 22, 1999